UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                             Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting material Pursuant to §240.14a-12

Automatic Data Processing, Inc.

(Name of Registrant as Specified In Its Charter)

William A. Ackman

Veronica M. Hagen

V. Paul Unruh

Pershing Square Capital Management, L.P.

PS Management GP, LLC

Pershing Square, L.P.

Pershing Square II, L.P.

Pershing Square International, Ltd.

Pershing Square Holdings, Ltd.

Pershing Square VI Master, L.P.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

On September 22, 2017, Pershing Square Capital Management, L.P. and certain affiliates posted the following material to their Facebook Page relating to Automatic Data Processing, Inc. (the “Company”):

ADP Ascending Published by Global Strategy Group l 29 mins VERONICA M. HAGEN Veronica M. Hagen, has extensive global executive leadership experience in competitive industries where her focus on operational efficiency and productivity were paramount to long-term success. Ms Hagen s extensive experience as a senior operating executive in a number of industries, and as a director of large public companies, will provide valuable skills and fresh insights to ADP’s Board. Ms. Hagen served as CEO and then Director of Polymer Group. Inc until 2015. Polymer Group is a leading producer and marketer of engineered materials Prior to joining Polymer Group, she was the President and CEO of Sappi Fine Paper, a division of Sappi Limited, the South African-based global leader in the pulp and paper industry. Ms. Hagen currently serves as a director of Southern Company (NYSE: SO), American Water Works Company (NYSE: AWK) and Newmont Mining Corp (NYSE: HEM). To learn more about Ms Hagen and why you should vote GOLD to bring her perspective to ADP’s board visit https://adpascending.com #VoteGOLD Proxy Materials Pershing Square Capital Management. L.P and certain of its affiliated funds (collectively, “Pershing Square”) have filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying GOLD proxy card to be used to solicit proxies in connection with the 2017 annual meeting of stockholders (the “Annual Meeting) of Automatic Data Processing. Inc (“ADP”) and the election of a slate of director nominees at the Annual Meeting (the “Solicitation”) Stockholders are advised to read the proxy statement and any other documents related to the Solicitation because they contain important information, including information relating to the participants in the Solicitation These materials and other materials filed by Pershing Square with the SEC in connection with the Solicitation are available at no charge on the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by Pershing Square with the SEC are also available, without charge by directing a request to Pershing Square’s proxy solicitor, D F. King & Co., Inc. 48 Wall Street. 22nd Floor. New York, New York 10005 (Call Collect: (212) 2695550: Call Toll Free: (866) 342-1635) or email: ADP@dfking.com. William A. Ackman Veronica M. Hagen, V. Paul Unruh Pershing Square Capital Management. L P , PS Management GP, LLC (JPS Management”), Pershing Square. L P., Pershing Square II, L.P. Pershing Square International, Ltd , Pershing Square Holdings, Ltd and Pershing Square VI Master, L.P. may be deemed “participants” under SEC rules in the Solicitation. William A. Ackman, Pershing Square Capital Management. L.P and PS Management may be deemed to beneficially own the equity securities of ADP described in Pershing Square s statement on Schedule 13D initially filed with the SEC on August 7, 2017 (the “Schedule 13Dr). as will may be amended from time to time. Except as described in the Schedule 13D or the definitive proxy statement, none of the individuals listed above has a direct or indirect interest, by security holdings or otherwise in ADP or the matters to be acted upon, if any, in connection with the Annual Meeting Home | ADP Ascending ADP Ascending asks is ADP achieving its full potential and investors and analysts who would like to ask a question should vote the G3LD Proxy Card. ADPASCENDING.COM

On September 22, 2017, Pershing Square Capital Management, L.P. and certain affiliates posted the following material to their Twitter page relating to the Company:

A5CINOIHIG                ADP Ascending                v @ADPascending Learn about PSCM’s Nominees for $ADP’ s transformation #VoteGOLD adpascending.com/the-nominees/ SEC Disclaimer: adpascending.com/proxy -material... The Nominees ADP Ascending Our nominees for the Board of ADP are Bill Ackman, Veronica M. Hagen and v. Paul unn.1h who will assist in achieving ADP’s maximum potential. adpascending.com 7:30 AM· 22 Sep 2017

_                ADP Ascending A5CINOING                .                 @ADPascendlng Learn more about our case for transformational change at $ADP adpascending.com/content/upload ... (1/4) SEC Disclaimer: adpascending.com/proxy -material... 11:40 AM—22 Sep 2017

ADP Ascending @ADPascending ·23m                v Learn more about our case for transformational change at $ADP [GRAPHIC APPEARS HERE] adpascending.comjcontentjupload... (1/4) SEC Disclaimer:adpascending.com/proxy-material... 1 A5CINOIHIG                ADP Ascending                @ADPascending ADP has underperformed its potential and compared to competitors but...(2/4) SEC Disclaimer: adpascending.com/proxy -material... 11:40 AM - 22 Sep 2017

ADP Ascending @ADPascending ·24m                v Learn more about our case for transformational change at $ADP [GRAPHIC APPEARS HERE] ad3ascending.comjcontentjupload.. (1/4) SEC Disclaimer:adpascending.com/ roxy-materia.l..    ADP Ascending @ADPascending ·24m                v [GRAPHIC APPEARS HERE] ADP has underperformed its potential and compared to competitors but... (2/4) SEC Disclaimer:adpascending.com/ roxy-materia.l…    A-SCINOING ADP Ascending v @ADPascending ADP has a substantial opportunity for improvement and to increase overall profitability. (3/4) SEC Disclaimer: adpascending.com/proxy -material... 11:41 AM- 22 Sep 2017

ADP Ascending @ADPascending · 25m                v    earn more about our case for transformational change at $ADP [GRAPHIC APPEARS HERE] adpascending.comjcontent/upload... {1/4) SEC Disclaimer: adpascending.com/proxy-material    ADP Ascending @ADPascending · 25m                v [GRAPHIC APPEARS HERE] ADP has underperformed its potential and compared to competitors but... (2/4) SEC Disclaimer: adpascending.com/proxy-material…    AOP Ascending @ADPascending · 25m                v [GRAPHIC APPEARS HERE]    ADP has a substantial opportunity for improvement and to increase overall profitability. (3/4) A-5CINOll’fC SEC Disclaimer: adpascending.com/proxy-material…    ADP Ascending v @ADPascending ADP 1 S underperformance can be fixed without increasing risk #VoteGOLD (4/4) SEC Disclaimer: adpascending_com/proxy -materiaL    11:41 AM- 22 Sep 2017

On September 22, 2017, Pershing Square Capital Management, L.P. and certain affiliates sent the following e-mail to certain subscribers of www.ADPascending.com:

Subscribe Past Issues Translate RSS View this email in your browser ADPASCENDING September 22, 2017 Thank you for your interest in ADP Ascending. Below find a list of pages that have been updated with new or changed content. Presentations & Videos: Pershing Square CEO BUI Ackman appears on CNBC’s Half time Report with Scott Wapner: Part 1 Part 2 LEGAL NOTICE, DISCLAIMER AND FORWARD-LOOKING INFORMATION Pershing Square Capital Management, L.P. (“Pershing Square”) and certain of its affiliated funds have filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying GOLD proxy card to be used to solicit proxies in connection with the upcoming annual meeting of stockholders (the “Annual Meeting”) of Automatic Data Processing, Inc. (the “Company”) and the election of a slate of director nominees at the Annual Meeting (the “Solicitation”). Stockholders are advised to read the proxy statement and any other documents related to the Solicitation because they contain important information, including information relating to the participants in the Solicitation. These materials and other materials filed by Pershing Square with the SEC in connection with the Solicitation are available at no charge on the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by Pershing Square with the SEC are also available, without charge, by directing a request to Pershing Square’s proxy solicitor, D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, New York 10005 (Call Collect: (212) 269-5550: Call Toll Free: (866) 342-1635) or email:ADP@dfking.com. William A. Ackman, Veronica M. Hagen, V. Paul Unruh, Pershing Square, PS Management GP, LLC (“PS Management”), Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, Ltd., Pershing Square Holdings, Ltd. and Pershing Square VI Master, L.P. may be deemed “participants” under SEC rules in the Solicitation. William A. Ackman, Pershing Square and PS Management may be deemed to beneficially own the equity securities of the Company described in Pershing Square’s statement on Schedule 13D initially filed with the SEC on August 7, 2017 (the “Schedule 13D”), as it may be amended from time to time. Except as described in the Schedule 13D, none of the individuals listed above has a direct or indirect interest, by security holdings or otherwise, in the Company or the matters to be acted upon, if any, in connection with the Annual Meeting. Neither the press release or related email notification is an offer to purchase nor a solicitation of an offer to sell any securities of any investment funds managed by Pershing Square, or the Company, or of any other person. While certain funds managed by Pershing Square have invested in the common stock of, and/or derivatives referencing, the Company, Pershing Square is not an affiliate of the Company and is not authorized to disseminate any information for or on behalf of the Company. Copyright © 2017 ADP Ascending, All rights reserved. Want to change how you receive these emails? You can update vour preferences or unsubscribe from this list.

On September 22, 2017, Pershing Square Capital Management, L.P. and certain affiliates posted the following material to www.ADPascending.com:

ADPASCENDING HOME HOW TO VOTE THE NOMINEES INVESTOR MATERIALS REACTIONS CONTACT PRESENTATIONS & VIDEOS TIMELINE PRESS RELEASES PRESNETATION & VIDEOS QUESTIONS LETTERS & FILINGS PRESENTATIONS ADP The Time Is Now August 17, 2017 Sign up for email updates: EMAIL SUBMIT Contacts Pershing Square Fran McGill 212 909 2465 McGilldpersq.com Rubenstein Steve Moray 212 843 8293 empray.com Eric Kuo 212 843 8494 ekuo@nibenstein.com VIDEOS Ackman:adr business is not hitting on all cylinders Carlos Rodriguez Bill Ackman on CNBC with Scott Wapner September 20, 2017 (Part 1) Bill Ackman on CNBC with Scott Wapner September 20, 2017 (Part 2) ADPASCENDING YOUR VOTE IS IMPORTANT VOTE GOLD How You Can Help Unlock ADP’s Potential 2017 Pursing Square Capital management L.P. PROXY STATEMENT

INVESTOR MATERIALS TIMELINE Pershing Square Issues Press Release Pershing Square CEO Biii Ackman Appears on Cnbc Pershing Square Sends Letter to ADP Pershing Square Responds to ADP Presentation ADP Files Investor Presentation Pershing Square Sends Letter to ADp Pershing Square Reminds Investors of the ADP Record Date for Voting at the 2017 Annual Meeting Pershing Square Comments on September 5th Meeting with ADP Board Pershing Square Files Definitive Proxy Materials for ADP 2017 Annual Meeting Pershing Square Files an Amended 13 D Pershing Square Sends Letter to ADP Pershing Square Issues \ Statement Regarding\ ADP ADP Board Rejects Pershing Square Nominees ADP Comments on Pershing Square Investor Presentation Pershing Square Presents ‘ADP: The Time is Now - Pershing Square Announces Details for Webcast Pershing Square Files its Preliminary Proxy Statement ADP Comments on Pershing Square Capital Management’s Nomination of Directors Pershing Square Announces Nominees for Election to the Board of Directors of ADP Pershing Square Announces Investment in ADP ADP Says Pershing Square Capital Management Seeking Control of ADP

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Pershing Square Capital Management, L.P. (“Pershing Square”) and certain of its affiliated funds have filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying GOLD proxy card to be used to solicit proxies in connection with the upcoming annual meeting of stockholders (the “Annual Meeting”) of Automatic Data Processing, Inc. (the “Company”) and the election of a slate of director nominees at the Annual Meeting (the “Solicitation”). Stockholders are advised to read the proxy statement and any other documents related to the Solicitation because they contain important information, including information relating to the participants in the Solicitation. These materials and other materials filed by Pershing Square with the SEC in connection with the Solicitation are available at no charge on the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by Pershing Square with the SEC are also available, without charge, by directing a request to Pershing Square’s proxy solicitor, D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, New York 10005 (Call Collect: (212) 269-5550; Call Toll Free: (866) 342-1635) or email: ADP@dfking.com.

William A. Ackman, Veronica M. Hagen, V. Paul Unruh, Pershing Square, PS Management GP, LLC (“PS Management”), Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, Ltd., Pershing Square Holdings, Ltd. and Pershing Square VI Master, L.P. may be deemed “participants” under SEC rules in the Solicitation. William A. Ackman, Pershing Square and PS Management may be deemed to beneficially own the equity securities of the Company described in Pershing Square’s statement on Schedule 13D initially filed with the SEC on August 7, 2017 (the “Schedule 13D”), as it may be amended from time to time. Except as described in the Schedule 13D or the definitive proxy statement, none of the individuals listed above has a direct or indirect interest, by security holdings or otherwise, in the Company or the matters to be acted upon, if any, in connection with the Annual Meeting.